UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                 August 6, 2004


                        NORFOLK SOUTHERN RAILWAY COMPANY
             (exact name of registrant as specified in its charter)


            Virginia                         1-743               52-6002016
                                             1-3744
                                             1-4793
                                            1-546-2
(State or other jurisdiction of      (Commission File No.)    (IRS Employer
 incorporation or organization)                              Identification No.)

              Three Commercial Place, Norfolk, Virginia 23510-9241
                    (Address of principal executive offices)

                                 (757) 629-2680
               Registrant's telephone number, including area code


                                   No Change
         (Former name or former address, if changed since last report.)

Item 5.     Other Events and Required FD Disclosure.

On Friday, August 6, 2003, the registrant issued a joint press release, attached hereto as Exhibit 99.1, announcing that the registrant, CSX Transportation, Inc. and Consolidated Rail Corporation have increased the cash consideration and amended other terms to their exchange offer and consent solicitation. All capitalized terms used in herein and in Exhibit 99.1 and not otherwise defined herein or therein shall have the meanings provided for such terms in the Prospectus and Consent Solicitation Statement contained in the registrant's Registration Statement on Form S-4 (File No. 333-14795) which was declared effective on July 26, 2004 (the "NSR Registration Statement"). The information contained in this Current Report on Form 8-K, including the exhibit hereto, is neither an offer to sell nor a solicitation of an offer to purchase any of the securities to be offered by the NSR Registration Statement. The registrant disclaims any responsibility for the CSX Transportation, Inc. company-specific information contained in Exhibit 99.1.



Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            Exhibit No.         Exhibit Description

            99.1 CSX Transportation, Inc. and Norfolk Southern Railway Company joint press release dated August 6, 2004.

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORFOLK SOUTHERN RAILWAY COMPANY
                                                    (Registrant)

                                           /s/  Reginald  J. Chaney
                                           ----------------------------
                                           By:     Reginald J. Chaney
                                           Title:  Corporate Secretary

Date:  August 6, 2004






                                 EXHIBIT INDEX


            Exhibit No.         Exhibit Description

            99.1 CSX Transportation, Inc. and Norfolk Southern Railway Company joint press release dated August 6, 2004.